EXECUTION VERSION FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) dated as of November 27, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as “Subsidiary Guarantors” on the signature pages to the Credit Agreement (the “Subsidiary Guarantors”), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the “ABL Administrative Agent”), each of which is a party to the Existing Credit Agreement (as defined below). WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the ABL Administrative Agent are parties to that certain Credit Agreement dated as of February 28, 2019 (as amended, supplemented, or otherwise modified from time to time prior to this Amendment and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”). WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the ABL Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the ABL Administrative Agent are willing to so amend the Existing Credit Agreement, as set forth below. WHEREAS, certain Events of Default exist under the Existing Credit Agreement, and the Company and the Subsidiary Guarantors request that the Lenders and the ABL Administrative Agent waive such Events of Default, and the Lenders party hereto and the ABL Administrative Agent are willing to so waive such Events of Default, as set forth below. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. Section 2. Amendments to the Existing Credit Agreement. From and after the Fourth Amendment Effective Date, the Existing Credit Agreement shall be amended as follows: 2.01. References Generally. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Credit Agreement in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Credit Agreement as amended hereby. 2.02. Amended Language. (a) Schedule A of the Existing Credit Agreement is hereby amended and replaced with Schedule A attached hereto. (b) Schedule 6.30(a) of the Existing Credit Agreement is hereby amended and replaced with Schedule 6.30(a) attached hereto. AmericasActive:14226548.2

Section 3. Waiver to the Existing Credit Agreement. The Company has notified the ABL Administrative Agent and the Lenders that Schedule 6.30(a) of the Existing Credit Agreement does not currently contain a true and correct listing of all Aircraft owned by the Loan Parties and that such schedule was not updated in connection with the delivery of one or more Compliance Certificates delivered pursuant to, and as required to be updated by, Section 7.02(c) of the Existing Credit Agreement prior to the date hereof, and as a result an Event of Default or Events of Default exist under Section 9.01(b)(ii) of the Existing Credit Agreement (the Events of Default arising solely from such circumstances are hereafter referred to as the “Specified Defaults”). The Company hereby requests the Required Lenders to waive the Specified Defaults. Subject to the terms and conditions set forth in this Agreement, the Required Lenders hereby waive the Specified Defaults. Section 4. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the ABL Administrative Agent and the Lenders that as of the Fourth Amendment Effective Date: 4.01. each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 4.01, (i) the representations and warranties contained in Section 6.05(a) and (c) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Amended Credit Agreement and (ii) the representations and warranties contained in Section 6.05(b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 7.01 of the Amended Credit Agreement; and 4.02. both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default (other than the Specified Default) shall have occurred and be continuing, or would result therefrom. Section 5. Conditions Precedent to this Amendment. This Amendment shall become effective as of the date, upon which each of the following conditions precedent shall be satisfied or waived (the “Fourth Amendment Effective Date”): 5.01. Amendment. The ABL Administrative Agent shall have received counterparts of this Amendment, executed by the Loan Parties, the ABL Administrative Agent and the Required Supermajority Lenders. 5.02. Term Loan Amendment. The ABL Administrative Agent shall have received a fully executed copy of the fourth amendment to the Term Loan Agreement with substantially similar amendments to this Amendment and otherwise in form and substance acceptable to the ABL Administrative Agent. 5.03. Costs and Expenses. The Company shall have paid all reasonable and documented and invoiced out-of-pocket costs and expenses of the ABL Administrative Agent in connection with this Amendment. Section 6. Conditions Subsequent. Within thirty (30) days of the Fourth Amendment Effective Date (or such later date as the ABL Administrative Agent may agree), the ABL Administrative 2 AmericasActive:14226548.2

Agent shall have received fully executed copies of such supplements or amendments to the Aircraft Mortgages, along with substantially similar amendments to the Aircraft Mortgages (as defined in the Term Loan Agreement), as may be required to ensure that all Aircraft listed on the updated Schedule 6.30(a) as amended hereby are subject to Aircraft Mortgages, with such supplements or amendments in form and substance acceptable to the ABL Administrative Agent. Section 7. Reference to and Effect Upon the Existing Credit Agreement. 7.01. Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. 7.02. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the ABL Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein. Section 8. Ratification of Liability. As of the Fourth Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the Fourth Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document. As of the Fourth Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document). As of the Fourth Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed. Section 9. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment is a Loan Document for all purposes of the Amended Credit Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment. Section 10. GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. 3 AmericasActive:14226548.2

Section 11. Release and Waiver. The Loan Parties each do hereby release the ABL Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Amended Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents and the administration of the Amended Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the ABL Administrative Agent or any Lender and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents (collectively, the “Claims”), which the Loan Parties now have against the ABL Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this Amendment and that they each understand that this Section 11 constitutes a general release of the ABL Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Amendment or an Event of Default or Default under the Amended Credit Agreement. [signature pages follow] 4 AmericasActive:14226548.2